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                                                                  Exhibit 10.73


                    FOURTH AMENDMENT TO THE LICENSE AGREEMENT

                                      BETWEEN

              NEW YORK UNIVERSITY AND CALYPTE BIOMEDICAL CORPORATION


This Fourth Amendment to Agreement (hereafter "Amendment") is effective on June 1, 2000 by and between CALYPTE Biomedical Corporation, a corporation organized and existing under the laws of Delaware, having a place of business at 1265 Harbor Bay Parkway, Alameda, California 94502 (hereafter "CORPORATION"); and NEW YORK UNIVERSITY, a corporation organized and existing under the laws of the State of New York, having a place of business at 70 Washington Square South, New York, New York 10012 (hereafter "NYU").


                                    WITNESSETH:
                                    -----------

        WHEREAS, CORPORATION and NYU entered into a certain agreement made and effective as of August 12, 1993 (the "License Agreement"), pursuant to which, INTER ALIA, NYU granted to CORPORATION certain rights to certain inventions relating to the detection of antibodies to human immunodeficiency virus (HIV) in urine, and the parties agreed to certain other related matters as specified herein; and

        WHEREAS, The License Agreement has been amended from time to time in the past (the "Amended License Agreement"); and

        WHEREAS, CORPORATION and NYU wish to modify certain terms and conditions of the Amended License Agreement as specified herein;

        NOW, THEREFORE, in consideration of the premises and the covenants, conditions and promises set forth below, the parties hereto hereby agree as follows:

        1. Except as expressly provided for herein, all terms and conditions of the Amended License Agreement shall remain in full force and effect.

[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        2.   Terms which are defined in the Amended License Agreement shall have the same meanings when used in this Amendment, unless a different definition is given herein.

        3.   [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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             [*]

        4.   [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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        5.   A new Section 6.e. shall be added to the License Agreement and shall read as follows:

             e.   [*]



[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

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        6.   A new Section 6.f. shall be added to the License Agreement and shall read as follows:

             f.   [*]


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.


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IN WITNESSETH WHEREOF, the parties hereto have executed this Fourth Amendment as follows:



NEW YORK UNIVERSITY                     CALYPTE BIOMEDICAL CORPORATION



BY:     /s/ Isaac T. Kohlberg           BY:      /s/ Nancy E. Katz
      ------------------------------           ------------------------------

NAME:   Isaac T. Kohlberg               NAME:    Nancy E. Katz
      ------------------------------           ------------------------------

TITLE:  Vice Dean for Industrial        TITLE:   CEO/President/CFO
      ------------------------------           ------------------------------
        Liason and Research Administration

DATE:   6//20/00                        DATE:    6/19/00
      ------------------------------           ------------------------------


[*] CERTAIN INFORMATION IN THIS EXHIBIT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.